UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ___________________________________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  July 28, 2004

                           ALLIED CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


         Maryland                    0-22832                    52-1081052
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)


                         1919 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20006
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (202) 331-1112

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable.

           (b)   Not applicable.

           (c)   Exhibits.


           Exhibit No.                   Description
           -----------                   -----------

           99.1                          Press release dated July 28, 2004.


Item 12.   Results of Operations and Financial Condition.

On July 28, 2004, Allied Capital Corporation issued a press release announcing its financial results for the three and six months ended June 30, 2004. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 28, 2004                      ALLIED CAPITAL CORPORATION



                                               By: /s/ Penni F. Roll
                                                   -----------------------------
                                                   Penni F. Roll
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

     Exhibit No.         Description
     -----------         -----------

        99.1             Press release dated July 28, 2004.